FEBRUARY 28, 2003

SEMIANNUAL REPORT




INVESCO MANAGER SERIES FUNDS, INC.

MULTI-SECTOR FUND-CLASS A, B, AND C

"...THE FIVE SECTORS REPRESENTED IN THE FUND POSSESS ATTRACTIVE LONG-TERM GROWTH PROSPECTS." SEE PAGE 7

[INVESCO ICON] INVESCO(R)

[PHOTOGRAPH OF RAYMOND R. CUNNINGHAM OMITTED]

MULTI-SECTOR DISCIPLINE SHOWS MOXIE IN THE BEAR MARKET

FELLOW SHAREHOLDER:

When we launched INVESCO Multi-Sector Fund in September 2002, we set high expectations for the fund. We wanted to provide investors access to five of the economy's most exciting sectors -- energy, financial services, health care, leisure, and technology --in one convenient portfolio. We wanted to tap into the opportunities available in these investment sectors while offering an attractive risk/reward trade-off through diversification and annual rebalancing of assets. And we wanted to bring together five of our veteran sector fund managers, and let their expertise and talent introduce shareholders to sector fund investing at its highest level.

At the same time, we realized the fund was entering one of the most difficult bear markets we've seen in years. Given the geopolitical and economic uncertainty facing stocks in this environment, we knew it would take time for the fund to establish itself.

This is a report of the fund's first months of performance. Multi-Sector Fund has made a strong start in meeting our original goals -- and overcoming unfavorable market conditions. For the period since its inception on September 4, 2002, through February 28, 2003, the fund managed to gain ground despite the harsh investment climate. In comparison, the S&P 500 Index(R) posted a loss during that same period.*

In this report, you'll find detailed commentary about each of the five sectors represented in the fund, with explanations of how each manager navigated the bear market and contributed to the fund's success over the semiannual period. You can learn more starting on page 3.

Obviously, the fund's journey has just begun, and it still has much to prove. But we've gotten off on the right foot, and I feel confident that the fund can continue to meet our goals and expectations going forward.

Sincerely,

/s/ Ray Cunningham

Ray Cunningham
President and CEO, INVESCO Funds Group, Inc.

*PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE S&P 500(R) IS AN UNMANAGED INDEX OF THE 500 LARGEST COMMON STOCKS (IN TERMS OF MARKET VALUE), WEIGHTED BY MARKET CAPITALIZATION AND CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING FRONT-END SALES CHARGES AND CDSC. INVESTORS CANNOT INVEST DIRECTLY IN ANY INDEX.

"CONDITIONS FOR ENERGY STOCKS WERE GENERALLY MORE FAVORABLE THAN WE SAW IN OTHER AREAS OF THE MARKET..." -- PAGE 3


TABLE OF CONTENTS

LETTER FROM THE PRESIDENT AND CEO............ 1

FUND REPORT.................................. 3

MARKET HEADLINES............................. 8

INVESTMENT HOLDINGS.......................... 9

FINANCIAL STATEMENTS.........................14

NOTES TO FINANCIAL STATEMENTS................17

FINANCIAL HIGHLIGHTS.........................21

                                                 INVESCO MANAGER SERIES FUNDS, INC.
                                                 TOTAL RETURN PERIODS ENDED 2/28/03*

                                                                                                    Cumulative            Managers's
                                                              Cumulative                              Since                Report
Fund (Inception)                                              3 months             1 year           Inception**            Page #
------------------------------------------------------------------------------------------------------------------------------------
MULTI-SECTOR FUND-CLASS A (9/02) with sales charge            (11.02%)              N/A              (4.35%)                3
------------------------------------------------------------------------------------------------------------------------------------
MULTI-SECTOR FUND-CLASS A (9/02)                               (5.83%)              N/A               1.20%                 3
------------------------------------------------------------------------------------------------------------------------------------
MULTI-SECTOR FUND-CLASS B (9/02) with CDSC                    (10.97%)              N/A              (4.13%)                3
------------------------------------------------------------------------------------------------------------------------------------
MULTI-SECTOR FUND-CLASS B (9/02)                               (5.97%)              N/A               0.87%                 3
------------------------------------------------------------------------------------------------------------------------------------
MULTI-SECTOR FUND-CLASS C (9/02) with CDSC                     (6.97%)              N/A              (0.13%)                3
------------------------------------------------------------------------------------------------------------------------------------
MULTI-SECTOR FUND-CLASS C (9/02)                               (5.97%)              N/A               0.87%                 3
------------------------------------------------------------------------------------------------------------------------------------

*PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE FUNDS' CLASS A PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE OF 5.50%. THE FUNDS' CLASS B AND CLASS C PERFORMANCE REFLECTS THE DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR THE PERIODS SHOWN. THE CDSC ON CLASS B SHARES DECLINES FROM 5% BEGINNING AT THE TIME OF PURCHASE TO 0% AT THE BEGINNING OF THE SEVENTH YEAR. THE CDSC OF CLASS C SHARES IS 1% FOR THE FIRST 13 MONTHS AFTER PURCHASE. THE PERFORMANCE OF THE FUND'S CLASS A, CLASS B AND CLASS C SHARES WILL DIFFER DUE TO THE DIFFERENT SALES CHARGE STRUCTURES AND EXPENSES.

**SINCE INCEPTION NUMBERS ARE NOT ANNUALIZED.

SECTOR FUNDS MAY EXPERIENCE GREATER PRICE VOLATILITY THAN MORE DIVERSIFIED EQUITY FUNDS DUE TO HIGHER INDUSTRY CONCENTRATIONS, AND ARE MOST SUITABLE FOR THE AGGRESSIVE PORTION OF AN INVESTMENT PORTFOLIO.

PERFORMANCE INFORMATION PROVIDED IN THIS REPORT DOES NOT REFLECT THE DEDUCTION OF TAXES SHAREHOLDERS PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES.

THE INDUSTRIES AND/OR SECTORS USED FOR PORTFOLIO SECURITIES CLASSIFICATION THAT MAY BE USED THROUGHOUT THIS REPORT ARE THE GLOBAL INDUSTRY CLASSIFICATION STANDARD WHICH WAS DEVELOPED BY AND IS THE EXCLUSIVE PROPERTY AND A SERVICE MARK OF MORGAN STANLEY CAPITAL INTERNATIONAL INC. AND STANDARD & POOR'S(R).

MULTI-SECTOR FUND

YOUR FUND'S REPORT

FUND PERFORMANCE

DEAR SHAREHOLDER:

PIE CHART:  MULTI-SECTOR FUND
            ASSET ALLOCATION
            BY SECTOR
            AS OF 2/28/03
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Energy Sector..............................20.15%
            Technology Sector..........................19.51%
            Leisure Sector.............................18.56%
            Health Sciences Sector.....................18.47%
            Financial Services Sector..................18.05%
            Net Cash & Cash Equivalents.................5.26%

PIE CHART:  MULTI-SECTOR FUND
            ENERGY SECTOR
            AS OF 2/28/03
            [PIE CHART]

            % OF ENERGY SECTOR INVESTMENTS

            Oil & Gas Equipment & Services.............33.01%
            Oil & Gas Exploration,
              Production & Transportation..............25.66%
            Integrated Oil & Gas.......................21.79%
            Oil & Gas Drilling.........................14.23%
            Natural Gas Pipelines.......................5.31%

For the period from its inception on September 4, 2002, through February 28, 2003, Multi-Sector Fund-Class A shares (without sales charge) advanced by 1.20%, outperforming the S&P 500 index's(R) loss of 3.27%. (of course, past performance is not a guarantee of future results.)(1),(2) for performance of other share classes, please see page 2.

STRONG FUNDAMENTALS FUEL ENERGY HOLDINGS

Conditions for energy stocks were generally more favorable than we saw in other areas of the market over the past six months. In terms of short-term drivers, commodity prices rose significantly as a result of war worries, as some investors operated under the perception that the military conflict with Iraq could cause a disruption in the world's oil supply. Meanwhile, an oil industry strike in Venezuela and cold winter weather across the northern hemisphere sent inventory levels lower. By the end of February, inventories for both total petroleum (crude oil as well as petroleum products) and natural gas were well below average.

More importantly, the long-term growth drivers for energy stocks remained firmly in place during the period. Our investment strategy is founded on research indicating that the U.S. economy will continue to require inexpensive and dependable energy sources for future expansion. Just 15 years ago, the world consumed 58 million barrels of crude oil per day. This figure is now at nearly 78 million barrels per day. Furthermore, consumption of natural gas in the U.S. alone has increased by almost 50% over the past 15 years.

The fund's energy holdings responded well given these strong fundamentals, posting a solid gain during the period. Strong stock selection also played a key role in the outperformance of the fund's energy allocation. A number of holdings excelled, among them Grant Prideco and Apache Corp. Grant Prideco benefited from significant operating leverage to improving North American oil field spending levels, and the market applauded Apache's recent acquisition of assets in the North Sea and Gulf of Mexico from BP PLC.

Looking ahead, we believe that as the conflict with Iraq continues, the energy sector could experience a short-term setback. However, we expect to treat any brief periods of underperformance as buying opportunities, since our long-term outlook remains bullish.

TECHNOLOGY STOCKS REBOUND

Technology stocks rallied sharply off October 2002 lows, as economic optimism had investors believing the sector had become oversold. Although the group lost momentum during the first two months of 2003, it managed to hold onto a portion of its earlier gains, resulting in the fund's tech exposure supporting overall performance.

Among the fund's stronger performing tech holdings were its software stocks, notably Oracle Corp and PeopleSoft Inc. The standout among software holdings was Symantec Corp, which provides security software, one of the few tech industries that has seen demand persist throughout this economic downturn.

Communications equipment companies also augmented performance, led by McData Corp and NetScreen Technologies. Networking giant Cisco Systems also performed well. Finally, the fund's computer stocks advanced, including Apple Computer, Dell Computer and International Business Machines.

Several technology sub-sectors detracted from the fund's absolute performance. For example, the fund's contract manufacturers, which handle the assembly of many technology products, underperformed. Semiconductor companies also declined during the period. However, gains from Intel Corp, Maxim Integrated Products and Microchip Technology resulted in the fund's semiconductor exposure declining by less than the broader market.

PIE CHART:  MULTI-SECTOR FUND
            TECHNOLOGY SECTOR
            AS OF 2/28/03
            [PIE CHART]

            % OF TECHNOLOGY
            SECTOR INVESTMENTS

            Semiconductors.............................28.19%
            Systems Software...........................14.98%
            Network Equipment..........................12.60%
            Computer Storage & Peripherals..............8.44%
            Application Software........................6.33%
            IT Consulting & Services....................5.50%
            Internet Retail.............................5.21%
            Telecommunications Equipment................4.86%
            Semiconductor Equipment.....................4.08%
            Computer Hardware...........................3.98%
            Data Processing Services....................3.10%
            Electronic Equipment & Instruments..........2.73%

Going forward, we believe the tech sector's fundamentals, as well as its stock prices, have likely bottomed. However, there is little to suggest that demand will improve any time soon. A quick end to the war with Iraq would likely create a relief rally, but we are skeptical that war concerns are the only factors limiting tech spending. Tech stocks will likely remain trading vehicles for an extended interval. We will need a sustained period of improving business before enterprises have the confidence to commit to spending on major projects. Prospects for consumer spending are not encouraging either.

On a positive note, investor expectations are relatively quite low and afford the possibility of some upside surprises. We are overweighting companies that have product cycles or market exposures which increase the likelihood of their beating earnings estimates. In short, we believe opportunities can still be found in the sector, and identifying the best of them remains our focus.

CONCERNS ABOUT CONSUMER SPENDING HINDER LEISURE SECTOR

With signs surfacing that consumer confidence deteriorated as the period progressed, the leisure sector had several soft spots that hurt performance. For example, the fund's advertising agency stocks, notably Omnicom Group, slipped lower on concerns that the soft economy would temper advertising spending. The fund's hotel and lodging stocks also detracted from overall performance, pressured by investor concerns that tourist travel had been subdued by economic worries and terrorism advisories. Finally, the fund's brewers underperformed, as investors grew concerned about soft near-term beer sales.

PIE CHART:  MULTI-SECTOR FUND
            LEISURE SECTOR
            AS OF 2/28/03
            [PIE CHART]

            % OF LEISURE SECTOR INVESTMENTS

            Casinos & Gaming...........................18.78%
            Cable & Satellite Operators................15.74%
            Movies & Entertainment.....................15.27%
            Leisure Products...........................11.02%
            Advertising................................11.00%
            Brewers....................................10.97%
            Publishing & Printing.......................6.03%
            Hotels & Resorts............................4.43%
            Apparel, Accessories & Luxury Goods.........2.21%
            Restaurants.................................1.74%
            Investment Companies........................1.60%
            Cable & Satellite Programmers...............1.21%

[PHOTOGRAPH OF WILLIAM R. KEITHLER OMITTED]

TECHNOLOGY SECTOR
WILLIAM R. KEITHLER, CFA

BILL KEITHLER IS A SENIOR VICE PRESIDENT AND DIRECTOR OF SECTOR MANAGEMENT FOR INVESCO FUNDS GROUP. HE MANAGES THE TECHNOLOGY PORTION OF INVESCO MULTI-SECTOR FUND. A CHARTERED FINANCIAL ANALYST CHARTERHOLDER, BILL RECEIVED AN MS FROM THE UNIVERSITY OF WISCONSIN-MADISON AND A BA FROM WEBSTER COLLEGE. HE BEGAN HIS INVESTMENT CAREER IN 1982.

[PHOTOGRAPH OF MARK GREENBERG OMITTED]

LEISURE SECTOR
MARK GREENBERG, CFA

MARK GREENBERG IS A SENIOR VICE PRESIDENT OF INVESCO FUNDS GROUP AND MANAGES THE LEISURE PORTION OF INVESCO MULTI-SECTOR FUND. HE BEGAN HIS INVESTMENT CAREER IN 1980 AND HAS NEARLY 20 YEARS OF EXPERIENCE IN THE LEISURE SECTOR. MARK RECEIVED A BSBA FROM MARQUETTE UNIVERSITY AND IS A CHARTERED FINANCIAL ANALYST CHARTERHOLDER.

FUND MANAGEMENT CONTINUED...

[PHOTOGRAPH OF JOHN S. SEGNER OMITTED]

ENERGY SECTOR
JOHN S. SEGNER

JOHN SEGNER IS A SENIOR VICE PRESIDENT OF INVESCO FUNDS GROUP AND MANAGES THE ENERGY PORTION OF INVESCO MULTI-SECTOR FUND. HE RECEIVED A BS FROM THE UNIVERSITY OF ALABAMA AND AN MBA FROM THE UNIVERSITY OF TEXAS AT AUSTIN. BEFORE JOINING INVESCO IN 1997, JOHN SERVED AS MANAGING DIRECTOR AND PRINCIPAL FOR THE MITCHELL GROUP. HE ALSO PREVIOUSLY HELD ENGINEERING RESPONSIBILITIES WITH TEXACO INC., AND FINANCIAL RESPONSIBILITIES WITH AMERADA HESS CORP. AND FIRST TENNESSEE NATIONAL CORP. JOHN BEGAN HIS INVESTMENT CAREER IN 1980.

[PHOTOGRAPH OF JOSEPH W. SKORNICKA OMITTED]

FINANCIAL SERVICES SECTOR
JOSEPH W. SKORNICKA, CFA

JOE SKORNICKA IS A VICE PRESIDENT OF INVESCO FUNDS GROUP AND MANAGES THE FINANCIAL SERVICES PORTION OF INVESCO MULTI-SECTOR FUND. PRIOR TO JOINING INVESCO, JOE WAS A SENIOR EQUITY ANALYST AND FUND MANAGER WITH MUNDER CAPITAL MANAGEMENT AND AN ASSISTANT VICE PRESIDENT FOR COMERICA INCORPORATED. HE IS A CHARTERED FINANCIAL ANALYST CHARTERHOLDER, AND HOLDS AN MBA FROM THE UNIVERSITY OF MICHIGAN AND A BA FROM MICHIGAN STATE UNIVERSITY.

But the sector's performance was not universally poor. On the contrary, several of our larger holdings finished the period on positive ground. For example, toy company Mattel Inc advanced during this difficult period, as did leading slot machine manufacturer International Game Technology.

The portfolio's media companies also enhanced results, led by our cable and satellite television service providers, such as Cablevision Systems New York Group, Comcast Corp and EchoStar Communications. Several of the fund's diversified media holdings also resisted the market's downturn, including Walt Disney and News Corp Ltd.

Other areas of relative strength included the fund's publishing stocks, such as Knight-Ridder Inc, Harte-Hanks Inc and Gannett Co, all of which outperformed the broader market.

Looking ahead, the near-term prospects for the leisure sector have been muddled by the war with Iraq and its economic ramifications. Given the fact that the market's reaction to developments in the conflict is not analyzable, we will adhere to our long-term strategy whereby we continue to consider investments based on their prospective financial health and market position three to five years from now. In this context, we remain confident in our holdings' prospects.

MIXED PERFORMANCE FROM FINANCIALS

Although the financial services sector under-performed the broad market during the period, the fund's holdings in this area outpaced their counterparts in the S&P 500.(R) Generally, we saw mixed results from the sector, with market-sensitive stocks such as investment banks and brokerage houses rallying briefly in October and November when conditions improved, but lagging during the majority of the period once investors' defensive mood returned.

PIE CHART:  MULTI-SECTOR FUND
            FINANCIAL SERVICES SECTOR
            AS OF 2/28/03
            [PIE CHART]

            % OF FINANCIAL SERVICES SECTOR
            INVESTMENTS

            Banks......................................40.97%
            Diversified Financial Services.............14.24%
            Investment Adviser/Broker Dealer Services..13.25%
            Property & Casualty Insurance...............9.34%
            Multi-Line Insurance........................7.62%
            Consumer Finance............................7.24%
            Life & Health Insurance.....................2.93%
            Reinsurance.................................2.29%
            Real Estate Investment Trust................2.12%

In this shifting environment, our strategy of including a variety of financial stocks in the portfolio proved advantageous. Diversification frequently helps diffuse the effects of volatility, and this was the case over the semiannual period. Some of our property and casualty insurers were bolstered by a positive pricing cycle. For example, St. Paul and Safeco Corp both gained ground. At the same time, asset manager Legg Mason fared relatively well thanks to the company's focus on fixed-income investments, which have outdistanced stocks of late. Diversified giant Citigroup Inc was another positive contributor, helped by a solid earnings report released in January and inexpensive valuation. The strongest performer for the period was SLM Corp, also known as Sallie Mae, which was driven by solid fundamentals in the student lending market.

Other insurers were not as successful. Most notably, American International Group declined. The stock fell late in the period after the company announced that it would be adding to its reserves in response to adverse liability trends. Although insurance prices kept moving higher, this news flustered investors, and the shares ended up trading at what we believe were overly discounted valuations. In addition, we saw profit-taking from some stocks that led the sector earlier in the year, such as regional banks like Wells Fargo & Co.

Going forward, we will maintain exposure to both high-growth financial stocks and more defensive stocks within the sector. As signs of a recovery emerge, we may opt to position the fund more aggressively, although we will always stay diversified across the sector. Until then, we are generally exercising caution in today's volatile environment.

WITHIN HEALTH CARE, MEDICAL DEVICE FIRMS ADVANCE, BUT HOSPITALS LAG

As in the financial services sector, health care experienced mixed results over the period. On the positive side, our holdings representing the medical device industry generally performed well, led by Boston Scientific, one of two companies (the other is Johnson & Johnson) poised to dominate the promising drug-coated stent market, which we believe will be the largest new therapeutic market in all of health care over the next two to five years. Drug-coated stents are devices used to prop open arteries, and contain drugs to keep them unclogged. We began purchasing Boston Scientific in response to two major events. First, the company released clinical data on its stents showing very low restenosis rates (restenosis is the closing of the arteries post-surgery, a condition the drugs in the stents are designed to combat). Second, Boston Scientific won a key court case against a competitor, Guidant Corp, regarding the proprietary use of clinical data. This ruling will keep Guidant out of the drug-coated stent market for another two years, giving the edge to Boston Scientific.

PIE CHART:  MULTI-SECTOR FUND
            HEALTH SCIENCES SECTOR
            AS OF 2/28/03
            [PIE CHART]

            % OF HEALTH SCIENCES SECTOR
            INVESTMENTS

            Pharmaceuticals............................58.95%
            Health Care Equipment......................22.44%
            Biotechnology..............................18.61%

Another health care holding that aided the fund's performance was specialty pharmaceutical firm Forest Laboratories, which continued to grow earnings and beat Wall Street estimates. In addition, Forest has shown a strong pace of development on a new Alzheimer's drug called Memantine, which we expect will be approved by the Food and Drug Administration within the next year or so. Meanwhile, within biotechnology, Amgen Inc prospered after introducing two new second-generation products to fuel growth: Neulasta and Aranesp, both used to treat chemotherapy patients' anemia. Amgen also benefited from strong sales of Enbrel, an arthritis drug that the company acquired from its merger with Immunex.

--------------------------------------------------------------------------------
                               MULTI-SECTOR FUND -
                          TOP 10 COMMON STOCK HOLDINGS
                       % of Total Net Assets as of 2/28/03
--------------------------------------------------------------------------------
Murphy Oil.................................................................2.10%
International Game Technology..............................................2.05%
Mattel Inc.................................................................2.05%
Omnicom Group..............................................................1.66%
Bristol-Myers Squibb.......................................................1.49%
Amgen Inc..................................................................1.47%
Merck & Co.................................................................1.45%
Harrah's Entertainment.....................................................1.43%
Eli Lilly & Co.............................................................1.41%
Citigroup Inc..............................................................1.38%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

Undermining performance, however, were the fund's health services companies. At the end of October 2002, Tenet Healthcare (no longer a fund holding) fell under scrutiny for its Medicare pricing tactics -- news that quickly clouded the entire services area. Following this development, the fund's exposure to Tenet and other services leaders proved detrimental, hampering performance and negatively affecting our overall return for the period.

FUND MANAGEMENT
CONTINUED...

[PHOTOGRAPH OF THOMAS R. WALD OMITTED]

HEALTH SCIENCES SECTOR
THOMAS R. WALD, CFA

TOM WALD IS A VICE PRESIDENT OF INVESCO FUNDS GROUP AND MANAGES THE HEALTH CARE PORTION OF INVESCO MULTI-SECTOR FUND. PRIOR TO JOINING INVESCO IN 1997, HE WAS THE SENIOR HEALTH CARE ANALYST AT MUNDER CAPITAL MANAGEMENT. HE BEGAN HIS INVESTMENT CAREER IN 1988. TOM RECEIVED HIS BA FROM TULANE UNIVERSITY, AND HIS MBA FROM UNIVERSITY OF PENNSYLVANIA. HE IS ALSO A CHARTERED FINANCIAL ANALYST CHARTERHOLDER.

In response to this development, we restructured the health care segment of the portfolio, shifting a significant segment of assets from health services holdings into large-cap pharmaceuticals. Although pharmaceuticals had been facing serious competition from the generic market earlier in the period, by the second half of 2002, many companies had already dealt with lapses in patents and the subsequent fall-out. As a result, earnings comparisons from previous quarters were beginning to improve.

Furthermore, a wave of new pharmaceutical products is expected in late 2003 or early 2004 -- which should bolster the industry. And, perhaps most compellingly, research we conducted during the period showed that, for the first time in 40 years, the dividend yields on drug stocks had surpassed those of short-term Treasuries. Even though income and yield are not necessarily objectives of the fund, this rare situation indicates to us that there could be minimal downside risk for these stocks as their earnings begin to accelerate as the result of new products heading into 2004.

LINE GRAPH: INVESCO MULTI-SECTOR FUND - CLASS  A, B & C GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO Multi-Sector Fund - Class A, the value of a $10,000 investment in INVESCO Multi-Sector Fund - Class B, and the value of a $10,000 investment in INVESCO Multi-Sector Fund - Class C to the value of a $10,000 investment in the S&P 500 Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, and in the cases of INVESCO Multi-Sector Fund - Class A, Class B, and Class C, inclusion of front-end sales charge and contingent deferred sales charge, respectively, for the period since inception (9/02) through 2/28/03.

         INVESCO Multi-       INVESCO Multi-       INVESCO Multi-       S&P
         Sector Fund -        Sector Fund -        Sector Fund -        500
         Class A              Class B              Class C              Index(2)

9/02     $10,000              $10,000              $10,000              $10,000
2/03     $ 9,565              $ 9,587              $ 9,987              $ 9,673

STRONG GROWTH PROSPECTS ACROSS ALL FIVE SECTORS

We believe that the five sectors represented in the fund possess attractive long-term growth prospects. Furthermore, all five sectors contain opportunities that we believe are positioned to receive a fundamental boost when the economic recovery gains traction. We will continue to emphasize companies in these promising sectors that we believe will deliver superior long-term results to our shareholders.

Shareholders should be aware that the fund will be rebalanced annually in an effort to maintain diversification and capitalize on the inevitable shifts in outperformance that the five different sectors will likely experience over time. This rebalancing will occur each year around the conclusion of the fund's fiscal year on August 31.

(1)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPH ILLUSTRATES THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC. THE CHART AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(2)THE S&P 500 INDEX(R) IS AN UNMANAGED INDEX OF THE 500 LARGEST COMMON STOCKS (IN TERMS OF MARKET VALUE), WEIGHTED BY MARKET CAPITALIZATION AND CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING FRONT-END SALES CHARGES AND CDSC. INVESTORS CANNOT INVEST DIRECTLY IN ANY INDEX.

MARKET HEADLINES

MARKET OVERVIEW:

SEPTEMBER 2002 THROUGH FEBRUARY 2003

Uncertainty persisted during the six-month period ended February 28, 2003, as investors were fed a steady diet of unnerving developments. Early on, extreme pessimism stemming from lackluster corporate profits and the ever-present terrorist threat kept investors on their heels. Then, as the period unfolded, the Bush Administration began seeking support for an attack on Iraq, which only added to the market's anxieties.

In September, third-quarter pre-announcements of earnings shortfalls were rampant, and forward-looking earnings projections were also generally bleak. Meanwhile, economic news offered little respite from the negative headlines. A labor dispute kept West Coast dockworkers from unloading cargo, resulting in a port lockout and mild inventory disruptions. All the while, the U.S. continued its aggressive stance toward Iraq, fueling worries that war was imminent. These developments only heightened the sense of uncertainty that had persisted all year. September closed out the worst quarter for the Dow Jones Industrial Average since 1987.

In early October, stocks declined further, breaking through the lows set in July. Then, on October 9, the market reversed course because of several stronger-than-expected corporate earnings reports. Interestingly, the month's economic data were not clearly positive. The fact that investors chose to focus on favorable developments rather than the negatives was significant, as it marked a substantial change in investor sentiment. This rediscovered optimism persisted into November, a month punctuated by a Federal Reserve interest rate cut and the mid-term elections, which resulted in a GOP-controlled Congress. Many investors embraced this news, forecasting potential tax cuts and a pro-business fiscal agenda in the months ahead.

Unfortunately, the rally stalled in December. Indeed, it was the worst December performance for the Dow Jones Industrials since 1931. A number of factors contributed to the month's decline, including lackluster holiday retail sales and surging energy prices -- both of which caused investors to question whether consumer spending could remain strong going forward. Meanwhile, the dollar weakened significantly, and the 10-year Treasury's yield dipped below 4%, indicating a resurgence in risk aversion. Perhaps the biggest drain on stocks, however, was the uncertainty spawned by geopolitical concerns. In addition to continued tension between the U.S. and Iraq, the emergence of North Korea as a potential nuclear threat rattled investors.

In January, the beginning of a new year brought another rebound attempt for the stock market. The first two weeks of the month saw stocks advance sharply, particularly technology shares. A mix of encouraging economic data, notably surprisingly strong corporate profits, positive manufacturing numbers, and the third consecutive monthly improvement in the Index of Leading Economic Indicators, fueled a short-lived upturn.

However, as the month progressed, the market took on an increasingly negative tone. Although disappointing fourth-quarter gross domestic product data, rising energy prices, and uninspiring corporate profit guidance deflated investor confidence, the primary impetus for the market's reversal was uncertainty surrounding Iraq. Between some unnerving discoveries by U.N. weapons inspectors and the President's State of the Union address, war with Iraq grew increasingly likely, making investors wary.

War worries only escalated in February, the final month of the period. Although the U.S. stopped short of taking military action during the month, more U.S. troops were amassed in the Middle East, seemingly in preparation for an attack. This volatile geopolitical situation -- on top of a precipitous drop in consumer confidence and a major East Coast snowstorm that dampened retail sales -- kept the stock market in check throughout the month, and the six-month period ended on a low note. Indeed, until investors can better gauge the direction of the conflict with Iraq and the economy, volatility will likely persist.

INVESTMENT HOLDINGS

STATEMENT OF INVESTMENT SECURITIES
INVESCO MANAGER SERIES FUNDS, INC.
FEBRUARY 28, 2003
UNAUDITED

                                                                SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT            VALUE
------------------------------------------------------------------------------------------
MULTI-SECTOR FUND
94.24    COMMON STOCKS
20.15    ENERGY SECTOR
4.39     INTEGRATED OIL & GAS
         BP PLC Sponsored ADR Representing 6 Ord Shrs               6,000   $      228,660
         Murphy Oil                                                 9,800          421,694
         TotalFinaElf SA Sponsored ADR Representing
           1/2 Ord Shr                                              3,500          230,125
==========================================================================================
                                                                                   880,479
1.07     NATURAL GAS PIPELINES
         Enbridge Energy Management LLC                             5,500          214,500
==========================================================================================
2.87     OIL & GAS DRILLING
         Atwood Oceanics(a)                                         6,800          187,680
         Nabors Industries Ltd(a)                                   5,000          198,250
         Noble Corp(a)                                              5,200          188,760
==========================================================================================
                                                                                   574,690
6.65     OIL & GAS EQUIPMENT & SERVICES
         BJ Services(a)                                             6,500          223,405
         Cal Dive International(a)                                 12,700          237,109
         Grant Prideco(a)                                          18,000          218,160
         Halliburton Co                                            11,000          222,860
         Lone Star Technologies(a)                                 13,600          249,152
         Maverick Tube(a)                                          10,500          183,120
==========================================================================================
                                                                                 1,333,806
5.17     OIL & GAS EXPLORATION, PRODUCTION
           & TRANSPORTATION
         Apache Corp                                                3,000          195,840
         Burlington Resources                                       5,100          236,385
         Kerr-McGee Corp                                            4,500          185,580
         Pioneer Natural Resources(a)                               8,200          214,430
         Talisman Energy                                            5,100          204,612
==========================================================================================
                                                                                 1,036,847
           TOTAL ENERGY SECTOR (Cost $3,745,894)                                 4,040,322
==========================================================================================
18.05    FINANCIAL SERVICES SECTOR
7.40     BANKS
         Bank of America                                            3,800          263,112
         Bank of New York                                           6,800          154,904
         Bank One                                                   3,600          129,708
         Compass Bancshares                                         4,700          149,554
         FleetBoston Financial                                      3,800           93,328
         M&T Bank                                                   1,900          150,138
         Mellon Financial                                           5,100          114,801
         TCF Financial                                              1,700           71,298
         Wachovia Corp                                              4,300          152,564
         Wells Fargo & Co                                           4,500          204,075
==========================================================================================
                                                                                 1,483,482

                                                                SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT            VALUE
------------------------------------------------------------------------------------------
1.31     CONSUMER FINANCE
         Fannie Mae                                                 2,900   $      185,890
         SLM Corp                                                     700           76,265
==========================================================================================
                                                                    262,155
2.57     DIVERSIFIED FINANCIAL SERVICES
         Ambac Financial Group                                      2,000           97,700
         American Express                                           4,200          141,036
         Citigroup Inc                                              8,300          276,722
==========================================================================================
                                                                                   515,458
2.39     INVESTMENT ADVISER/BROKER DEALER SERVICES
         Legg Mason                                                 2,500          123,075
         Lehman Brothers Holdings                                   2,500          138,425
         Merrill Lynch & Co                                         6,400          218,112
==========================================================================================
                                                                                   479,612
0.53     LIFE & HEALTH INSURANCE
         AFLAC Inc                                                  3,400          106,250
==========================================================================================
1.37     MULTI-LINE INSURANCE
         American International Group                               3,900          192,231
         Radian Group                                               2,400           83,688
==========================================================================================
                                                                                   275,919
1.69     PROPERTY & CASUALTY INSURANCE
         Allstate Corp                                              3,500          110,705
         SAFECO Corp                                                2,600           85,488
         St Paul                                                    4,600          141,956
==========================================================================================
                                                                                   338,149
0.38     REAL ESTATE INVESTMENT TRUST
         iStar Financial                                            2,700           76,680
==========================================================================================
0.41     REINSURANCE
         Endurance Specialty Holdings Ltd                           3,600           82,800
==========================================================================================
           TOTAL FINANCIAL SERVICES SECTOR (Cost $3,787,880)                     3,620,505
==========================================================================================
18.47    HEALTH SCIENCES SECTOR
3.44     BIOTECHNOLOGY
         Amgen Inc(a)                                               5,400          295,056
         Genentech Inc(a)                                           7,300          258,128
         Gilead Sciences(a)                                         4,000          136,000
==========================================================================================
                                                                                   689,184
4.14     HEALTH CARE EQUIPMENT
         Boston Scientific(a)                                       4,360          192,581
         Medtronic Inc                                              5,600          250,320
         Varian Medical Systems(a)                                  3,200          161,760
         Zimmer Holdings(a)                                         5,100          226,389
==========================================================================================
                                                                                   831,050
10.89    PHARMACEUTICALS
         Abbott Laboratories                                        5,300          188,786
         Bristol-Myers Squibb                                      12,800          298,240
         Eli Lilly & Co                                             5,000          282,800
         Forest Laboratories(a)                                     5,100          253,980

                                                                SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT            VALUE
------------------------------------------------------------------------------------------
         Merck & Co                                                 5,500   $      290,125
         Novartis AG Sponsored ADR Representing Ord Shrs            5,600          204,848
         Pfizer Inc                                                 4,800          143,136
         Pharmacia Corp                                             3,600          148,752
         Teva Pharmaceutical Industries Ltd Sponsored ADR
           Representing Ord Shrs                                    3,500          132,230
         Wyeth                                                      6,800          239,700
==========================================================================================
                                                                                 2,182,597
           TOTAL HEALTH SCIENCES SECTOR (Cost $3,757,826)                        3,702,831
==========================================================================================
18.06    LEISURE SECTOR
2.04     ADVERTISING
         Omnicom Group                                              6,290          333,244
         Valassis Communications(a)                                 3,350           76,313
==========================================================================================
                                                                                   409,557
0.41     APPAREL, ACCESSORIES & LUXURY GOODS
         Jones Apparel Group(a)                                     2,900           82,244
==========================================================================================
2.04     BREWERS
         Anheuser-Busch Cos                                         2,760          128,340
         Carlsberg A/S Class B Shrs                                 3,950          128,083
         Heineken NV                                                4,250          151,848
==========================================================================================
                                                                                   408,271
2.92     CABLE & SATELLITE OPERATORS
         Cablevision Systems New York Group(a)                      7,550          134,315
         Comcast Corp Class A Shrs(a)                               3,050           89,121
         EchoStar Communications Class A Shrs(a)                    3,640           95,841
         Liberty Media Class A Shrs(a)                             29,000          266,510
==========================================================================================
                                                                                   585,787
0.22     CABLE & SATELLITE PROGRAMMERS
         USA Interactive(a)                                         1,840           45,135
==========================================================================================
3.49     CASINOS & GAMING
         Harrah's Entertainment(a)                                  8,750          287,350
         International Game Technology(a)                           5,240          411,759
==========================================================================================
                                                                                   699,109
0.82     HOTELS & RESORTS
         Marriott International Class A Shrs                        2,490           75,248
         Starwood Hotels & Resorts Worldwide Paired
           Certificates SBI                                         3,970           89,762
==========================================================================================
                                                                                   165,010
0.30     INVESTMENT COMPANIES
         SPDR Trust Series 1 Shrs(b)                                  700           59,430
==========================================================================================
2.05     LEISURE PRODUCTS
         Mattel Inc                                                19,240          410,197
==========================================================================================
2.33     MOVIES & ENTERTAINMENT
         AOL Time Warner(a)                                        10,420          117,954
         Groupe Bruxelles Lambert SA                                3,240          120,477
         Metro-Goldwyn-Mayer Inc(a)                                 9,400           94,094
         Viacom Inc Class A Shrs(a)                                 2,520           93,769

                                                                SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT            VALUE
------------------------------------------------------------------------------------------
         Walt Disney                                                2,420   $       41,285
==========================================================================================
                                                                    467,579
1.12     PUBLISHING & PRINTING
         Gannett Co                                                 1,280           92,378
         Knight-Ridder Inc                                          2,070          132,087
==========================================================================================
                                                                                   224,465
0.32     RESTAURANTS
         CBRL Group                                                 2,430           64,881
==========================================================================================
           TOTAL LEISURE SECTOR (Cost $3,818,978)                                3,621,665
==========================================================================================
19.51    TECHNOLOGY SECTOR
1.23     APPLICATION SOFTWARE
         Amdocs Ltd(a)                                              6,100           80,093
         PeopleSoft Inc(a)                                          9,800          167,580
==========================================================================================
                                                                                   247,673
0.78     COMPUTER HARDWARE
         International Business Machines                            2,000          155,900
==========================================================================================
1.65     COMPUTER STORAGE & PERIPHERALS
         EMC Corp(a)                                               21,100          155,929
         Network Appliance(a)                                      16,400          174,168
==========================================================================================
                                                                                   330,097
0.60     DATA PROCESSING SERVICES
         First Data                                                 3,500          121,275
==========================================================================================
0.53     ELECTRONIC EQUIPMENT & INSTRUMENTS
         Flextronics International Ltd(a)                          12,300          106,764
==========================================================================================
1.02     INTERNET RETAIL
         eBay Inc(a)                                                2,600          203,892
==========================================================================================
1.07     IT CONSULTING & SERVICES
         Affiliated Computer Services Class A Shrs(a)               4,800          215,184
==========================================================================================
2.46     NETWORKING EQUIPMENT
         Cisco Systems(a)                                          18,500          258,630
         NetScreen Technologies(a)                                 12,000          234,360
==========================================================================================
                                                                                   492,990
0.80     SEMICONDUCTOR EQUIPMENT
         Applied Materials(a)                                      12,300          159,654
==========================================================================================
5.50     SEMICONDUCTORS
         Intel Corp                                                12,200          210,450
         Maxim Integrated Products                                  6,600          227,964
         Microchip Technology                                       9,200          234,140
         Skyworks Solutions(a)                                     17,100          119,358
         Texas Instruments                                          9,000          150,750
         Xilinx Inc(a)                                              7,000          160,300
==========================================================================================
                                                                                 1,102,962
2.92     SYSTEMS SOFTWARE
         Microsoft Corp                                             8,600          203,820
         Oracle Corp(a)                                            13,000          155,480

                                                                SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT            VALUE
------------------------------------------------------------------------------------------
         Symantec Corp(a)                                           5,600   $      226,800
==========================================================================================
                                                                                   586,100
0.95     TELECOMMUNICATIONS EQUIPMENT
         QUALCOMM Inc(a)                                            5,500          190,190
==========================================================================================
           TOTAL TECHNOLOGY SECTOR (Cost $3,841,575)                             3,912,681
==========================================================================================
         TOTAL COMMON STOCKS (COST $18,952,153)                                 18,898,004
==========================================================================================
0.50     PREFERRED STOCKS
0.50     LEISURE SECTOR - MOVIES & ENTERTAINMENT
         News Corp Ltd Sponsored ADR Representing
           4 Pfd Ltd Voting Shrs (Cost $101,169)                    4,830          100,947
==========================================================================================
5.18     SHORT-TERM INVESTMENTS - REPURCHASE AGREEMENTS
         Repurchase Agreement with State Street dated
           2/28/2003 due 3/3/2003 at 1.300%, repurchased
           at $1,038,112 (Collateralized by Federal Home
           Loan Bank, Bonds, due 12/22/2003 at 1.600%,
           value $1,060,076) (Cost $1,038,000)             $    1,038,000        1,038,000
==========================================================================================
99.92    TOTAL INVESTMENTS AT VALUE
           (COST $20,091,322)                                                   20,036,951
==========================================================================================
0.08     OTHER ASSETS LESS LIABILITIES                                              15,162
==========================================================================================
100.00   NET ASSETS AT VALUE                                                $   20,052,113
==========================================================================================
(a) Security is non-income producing.
(b) SPDR - Standard & Poor's Depositary Receipts

See Notes to Financial Statements

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
INVESCO MANAGER SERIES FUNDS, INC.
FEBRUARY 28, 2003
UNAUDITED

                                                                              MULT-SECTOR
                                                                                     FUND
------------------------------------------------------------------------------------------
ASSETS
Investment Securities:
   At Cost(a)                                                               $  20,091,322
==========================================================================================
   At Value(a)                                                              $  20,036,951
Cash                                                                               19,851
Receivables:
   Investment Securities Sold                                                     626,980
   Fund Shares Sold                                                               467,523
   Dividends and Interest                                                          14,730
Prepaid Expenses and Other Assets                                                  31,705
==========================================================================================
TOTAL ASSETS                                                                   21,197,740
==========================================================================================
LIABILITIES
Payables:
   Investment Securities Purchased                                              1,104,283
   Fund Shares Repurchased                                                         16,339
   Depreciation on Forward Foreign Currency Contracts                                 698
Accrued Distribution Expenses
   Class A                                                                          2,859
   Class B                                                                          3,048
   Class C                                                                          2,213
Accrued Expenses and Other Payables                                                16,187
==========================================================================================
TOTAL LIABILITIES                                                               1,145,627
==========================================================================================
NET ASSETS AT VALUE                                                         $  20,052,113
==========================================================================================
NET ASSETS
Paid-in Capital(b)                                                          $  20,444,605
Accumulated Undistributed Net Investment Loss                                     (77,169)
Accumulated Undistributed Net Realized Loss on Investment Securities,
   Foreign Currency Transactions and Option Contracts                            (260,952)
Net Depreciation of Investment Securities and
   Foreign Currency Transactions                                                  (54,371)
==========================================================================================
NET ASSETS AT VALUE, Applicable to Shares Outstanding                       $  20,052,113
==========================================================================================
NET ASSETS AT VALUE:
   Class A                                                                  $  12,068,050
==========================================================================================
   Class B                                                                  $   4,520,071
==========================================================================================
   Class C                                                                  $   3,463,992
==========================================================================================
Shares Outstanding
   Class A                                                                        794,995
   Class B                                                                        298,645
   Class C                                                                        228,849
==========================================================================================
NET ASSET VALUE PER SHARE:
   Class A
      Redemption Price per Share                                            $       15.18
      Offering Price per Share (Maximum sales charge of 5.50%)              $       16.06
   Class B, Offering and Redemption Price per Share                         $       15.14
   Class C, Offering and Redemption Price per Share                         $       15.14
==========================================================================================

(a) Investment securities at cost and value at February 28, 2003 includes a repurchase agreement of $1,038,000.
(b) The INVESCO Manager Series Funds, Inc. have 2 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 600 million have been allocated to Multi-Sector Fund: 200 million to each Class.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
INVESCO MANAGER SERIES FUNDS, INC.
PERIOD ENDED FEBRUARY 28, 2003 (NOTE 1)
UNAUDITED

                                                                              MULT-SECTOR
                                                                                     FUND
==========================================================================================
INVESTMENT INCOME
INCOME
Dividends                                                                   $      55,093
Interest                                                                            4,556
   Foreign Taxes Withheld                                                            (408)
==========================================================================================
   TOTAL INCOME                                                                    59,241
==========================================================================================
EXPENSES
Investment Advisory Fees                                                           43,175
Distribution Expenses                                                              35,294
Transfer Agent Fees                                                                 7,886
Administrative Services Fees                                                        7,507
Custodian Fees and Expenses                                                        26,953
Directors' Fees and Expenses                                                        1,582
Professional Fees and Expenses                                                     19,169
Registration Fees and Expenses
   Class A                                                                          6,765
   Class B                                                                          6,711
   Class C                                                                          6,702
Reports to Shareholders                                                               562
Other Expenses                                                                      2,297
==========================================================================================
   TOTAL EXPENSES                                                                 164,603
   Fees and Expenses Absorbed/Reimbursed by Investment Adviser                    (28,063)
   Fees and Expenses Paid Indirectly                                                 (130)
==========================================================================================
      NET EXPENSES                                                                136,410
==========================================================================================
NET INVESTMENT LOSS                                                               (77,169)
==========================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
   Investment Securities                                                         (248,917)
   Foreign Currency Transactions                                                    3,491
   Option Contracts                                                               (15,526)
==========================================================================================
      Total Net Realized Loss                                                    (260,952)
==========================================================================================
Change in Net Appreciation/Depreciation of:
   Investment Securities                                                          (85,566)
   Foreign Currency Transactions                                                   31,195
==========================================================================================
      Total Change in Net Appreciation/Depreciation                               (54,371)
==========================================================================================
NET LOSS ON INVESTMENT SECURITIES, FOREIGN CURRENCY
   TRANSACTIONS AND OPTION CONTRACTS                                             (315,323)
==========================================================================================
NET DECREASE IN NET ASSETS
   FROM OPERATIONS                                                          $    (392,492)
==========================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
MULTI-SECTOR FUND

                                                                                   PERIOD
                                                                                    ENDED
                                                                              FEBRUARY 28
------------------------------------------------------------------------------------------
                                                                                     2002
                                                                                 (Note 1)
                                                                                UNAUDITED
OPERATIONS
Net Investment Loss                                                         $     (77,169)
Net Realized Loss                                                                (260,952)
Change in Net Appreciation/Depreciation                                           (54,371)
==========================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS                                       (392,492)
==========================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
   Class A                                                                     13,556,245
   Class B                                                                      4,631,216
   Class C                                                                      4,886,017
==========================================================================================
                                                                               23,073,478
Amounts Paid for Repurchases of Shares
   Class A                                                                     (1,261,086)
   Class B                                                                        (78,279)
   Class C                                                                     (1,389,508)
==========================================================================================
                                                                               (2,728,873)
NET INCREASE IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS                                                20,344,605
==========================================================================================
TOTAL INCREASE IN NET ASSETS                                                   19,952,113
NET ASSETS
Initial Subscription
   Class A                                                                         34,000
   Class B                                                                         33,000
   Class C                                                                         33,000
Beginning of Period                                                                     -
==========================================================================================
End of Period (Including Accumulated Undistributed
   Net Investment Loss of ($77,169))                                        $  20,052,113
==========================================================================================

          ----------------------------------------------------------------------

FUND SHARE TRANSACTIONS
Initial Subscription
   Class A                                                                          2,267
   Class B                                                                          2,200
   Class C                                                                          2,200
Shares Sold
   Class A                                                                        877,664
   Class B                                                                        301,509
   Class C                                                                        316,832
==========================================================================================
                                                                                1,502,672
Shares Repurchased
   Class A                                                                        (84,936)
   Class B                                                                         (5,064)
   Class C                                                                        (90,183)
==========================================================================================
                                                                                 (180,183)
NET INCREASE IN FUND SHARES                                                     1,322,489
==========================================================================================

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

INVESCO MANAGER SERIES FUNDS, INC.
UNAUDITED

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Manager Series Funds, Inc. is incorporated in Maryland and presently consists of one Fund, Multi-Sector Fund (hereafter referred to as the "Fund"). The investment objective of the Fund is to seek capital growth by investing approximately one-fifth of its assets in the equity and equity-related securities of companies doing business in each of the following sectors: energy, financial services, health sciences, leisure and technology. The Fund commenced investment operations on September 4, 2002. INVESCO Manager Series Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.

Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Class A shares are sold with a front-end sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000. Class B shares and Class C shares are subject to a contingent deferred sales charge paid by the redeeming shareholder. Class B shares convert to Class A shares after eight years along with a pro rata portion of its reinvested dividends and distributions.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION - Domestic (U.S.) equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on the exchange (generally 4:00 p.m. Eastern time) where such securities are primarily traded. If last sales prices are not available, securities are valued at the closing bid price for the regular trading day as obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Foreign equity securities are valued at the closing price. The closing price is designated by the principal sock exchange in the country in which the securities are traded. In the event that closing prices are not available for foreign securities, a snapshot of prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

Option contracts are valued at the average of the closing bid and ask prices from the exchange with the highest trading volume on that particular day.

Investments in shares of investment companies are valued at the net asset value of the respective fund as calculated each day.

If market quotations or pricing service valuations are not readily available, or events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time that the net asset value per share is determined, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS - Repurchase agreements held by the Fund are fully collateralized by securities issued by the U.S. Government, its agencies or instrumentalities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount or amortized premium, is recorded on the accrual basis. Cost is determined on the specific identification basis. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements. Income and expenses on foreign securities are translated into U.S. dollars at rates of exchange prevailing when accrued. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

The Fund may invest in securities issued by other INVESCO investment companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share. During the period ended February 28, 2003, there were no such investments by the Fund.

The Fund may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such investments may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers.

E. TAX INFORMATION - The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States.

The tax components of the Fund at February 28, 2003 include:

     Cost of Investments for Tax Purposes                          $ 20,161,383
                                                                   =============

     Gross Tax Unrealized Appreciation                             $    796,151
     Gross Tax Unrealized Depreciation                                  920,583
                                                                   -------------
     Net Tax Depreciation on Investments                           $   (124,432)
                                                                   =============

The primary difference between book and tax appreciation/depreciation is wash sale loss deferrals. The net tax appreciation on investments excludes the effect of foreign currency transactions.

To the extent future capital gains and income are offset by capital loss carryovers and deferred post-October 31 losses, such gains and income will not be distributed to shareholders.

F. FORWARD FOREIGN CURRENCY CONTRACTS - The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

G. OPTION CONTRACTS - The Funds may buy or write put and call options, including securities index options, on portfolio securities for hedging purposes or as a substitute for an investment. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Securities designated to cover outstanding written options are noted in the Statement of Investment Securities where applicable. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

Written option activity for the period ended February 28, 2003, was as follows:

                                                             CALL OPTIONS                           PUT OPTIONS
----------------------------------------------------------------------------------------------------------------------

                                                   NUMBER                AMOUNT           NUMBER               AMOUNT
                                               OF OPTIONS           OF PREMIUMS       OF OPTIONS           OF PREMIUMS
----------------------------------------------------------------------------------------------------------------------
Options outstanding at September 4, 2003                0        $            0                0        $           0
Options written                                       (11)                4,402               (8)                 853
Options closed or expired                              11                (4,402)               8                 (853)
Options outstanding at February 28, 2003                0        $            0                0        $           0

H. EXPENSES - The Fund or Class bears expenses incurred specifically on its behalf and, in addition, the Fund or Class bears a portion of general expenses, based on the relative net assets of each Class.

Under an agreement between the Fund and the Fund's Custodian, certain Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses paid indirectly in the Statement of Operations.

NOTE 2 - INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of 0.75% of average net assets.

A plan of distribution pursuant to Rule 12b-1 of the Act provides for compensation of marketing and advertising expenditures to INVESCO Distributors, Inc. ("IDI" or the "Distributor"), a wholly owned subsidiary of IFG. A master distribution plan and agreement for Class A, Class B and Class C shares pursuant to Rule 12b-1 of the Act provides for compensation of certian promotional and other sales related costs to IDI. Class A shares of the Fund pay compensation to IDI at a rate of 0.35% of annual average net assets. During any period that Class A shares of the Fund are closed to new investors, the Fund will reduce this payment for Class A shares from 0.35% to 0.25% per annum. Class B and Class C shares of the Fund pay compensation to IDI at a rate of 1.00% of annual average net assets. Of these amounts, IDI may pay a service fee of 0.25% of the average net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to thier customers who purchase and own the applicable class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose caps on the total sales charges, including asset-based sales charges, that may be paid by the respective class. Any unreimbursed expenses IDI incurs with respect to Class A and Class C shares in any fiscal year can not be recovered in subsequent years. For the period ended February 28, 2003, amounts paid to the Distributor were $9,134, $10,198 and $7,842, respectively, for Class A, Class B and Class C.

If the Class B Plan is terminated, the board of directors may allow the Class B shares to continue payments of the asset-based sales charge to the Distributor for allowable unreimbursed expenses incurred for distributing shares before the Class B Plan was terminated. The Class B Plan allows for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods. Distribution fees related to the Distributor for the period ended February 28, 2003, for Class B were as follows:

                                               DISTRIBUTOR'S       DISTRIBUTOR'S
                                                   AGGREGATE        UNREIMBURSED
                                                UNREIMBURSED       EXPENSES AS %
                         AMOUNT RETAINED            EXPENSES       OF NET ASSETS
                          BY DISTRIBUTOR          UNDER PLAN            OF CLASS
--------------------------------------------------------------------------------
Class B Plan                  $   13,475          $  136,159               3.01%

Distribution Expenses for each class as presented in the Statement of Operations for the period ended February 28, 2003 were $11,993, $13,246 and $10,055, respectively, for Class A, Class B and Class C.

IFG receives a transfer agent fee from each Class at an annual rate of $22.50 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month. Transfer agent fees for each class as presented in the Statement of Operations for the period ended February 28, 2003 were $5,051, $1,464 and $1,371, respectively, for Class A, Class B and Class C.

In accordance with an Administrative Services Agreement, the Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.045% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.

IFG has voluntarily agreed to absorb and assume certain fees and expenses incurred by the Fund. IFG is entitled to reimbursement from a Fund share class that has fees and expenses voluntarily absorbed pursuant to this arrangement if such reimbursements do not cause a share class to exceed voluntary expense limitations and the reimbursement is made within three years after IFG incurred the expense. For the period ended February 28, 2003, total fees and expenses voluntarily absorbed were $10,633, $8,466 and $8,964, respectively, for Class A, Class B and Class C.

As of the period ended February 28, 2003, the reimbursement that may potentially be made by the Fund to IFG and that will expire during the period ended February 28, 2006, are as follows, $10,633, $8,466 and $8,964, respectively, for Class A, Class B and Class C. During that same period, Class A shares reimbursed IFG $284, there were no other reimbursements made by any other share class.

NOTE 3 - PURCHASES AND SALES OF INVESTMENT SECURITIES. For the period ended February 28, 2003, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $25,492,533 and $6,193,775, respectively.

There were no purchases or sales of U.S. Government securities.

NOTE 4 - TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG or IDI.

Effective September 4, 2002, the Fund has adopted an unfunded retirement plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement, as amended March 1, 2001. Effective November 8, 2002, the plan provides that a director, prior to retirement, may elect to convert amounts accrued under the plan into a new deferred retirement plan.

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

Pension expenses, unfunded accrued pension costs and pension liabilities were insignificant for the period ended February 28, 2003.

NOTE 5 - SECURITIES LOANED. The Fund has entered into a securities lending agreement with the custodian. Under the terms of the agreement, the Fund receives income, recorded monthly, after deduction of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal in value to the value of the securities loaned. Cash collateral is invested by the custodian in the INVESCO Treasurer's Series Money Market Reserve Fund or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. During the period ended February 28, 2003, there were no such securities lending arrangements for the Fund.

NOTE 6 - INTERFUND BORROWING AND LENDING. The Fund is party to an interfund lending agreement between the Fund and other INVESCO sponsored mutual funds, which permits it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. The Fund may borrow up to 10% of its total assets for temporary or emergency purposes. During the period ended February 28, 2003, there were no such borrowings and/or lendings for the Fund.

NOTE 7 - LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the net assets at value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. During the period ended February 28, 2003, there were no such borrowings for the Fund.

NOTE 8 - CONTINGENT DEFERRED SALES CHARGE ("CDSC"). Class A shares may charge a 1.00% CDSC if a shareholder purchased $1,000,000 or more and redeemed these shares within 18 months from the date of purchase. Effective November 15, 2002, qualified plans investing in Class A shares may pay a 1% CDSC if a shareholder redeemed these shares within 12 months from the date of purchase. A CDSC is charged by Class B shares on redemptions or exchanges of shares at a maximum of 5.00% beginning at time of purchase to 0.00% at the beginning of the seventh year. A 1.00% CDSC is charged by Class C shares on redemptions or exchanges held thirteen months or less. Shares acquired through reinvestment of dividends or other distributions are not charged a CDSC. The CDSC may be reduced or certain sales charge exceptions may apply. The CDSC is paid by the redeeming shareholder and therefore it is not an expense of the Fund. For the period ended February 28, 2003, the Distributor recieved the following CDSC of $0, $788 and $749, respectively, from Class A, Class B and Class C shareholders.

FINANCIAL HIGHLIGHTS

MULTI-SECTOR FUND - CLASS A , CLASS B & CLASS C
-----------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                  CLASS A             CLASS B          CLASS C
                                                                   PERIOD              PERIOD           PERIOD
                                                                    ENDED               ENDED            ENDED
                                                              FEBRUARY 28         FEBRUARY 28      FEBRUARY 28
-----------------------------------------------------------------------------------------------------------------
                                                                     2003(a)             2003(a)          2003(a)
                                                                   UNAUDITED           UNAUDITED        UNAUDITED
PER SHARE DATA
Net Asset Value - Beginning of Period                          $    15.00          $    15.00       $    15.00
=================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss                                                 (0.05)              (0.08)           (0.08)
Net Gains on Securities (Both Realized and Unrealized)               0.23                0.22             0.22
=================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                     0.18                0.14             0.14
=================================================================================================================
Net Asset Value - End of Period                                $    15.18          $    15.14       $    15.14
=================================================================================================================

TOTAL RETURN(b)                                                     1.20%(c)            0.87%(c)         0.87%(c)

RATIOS
Net Assets - End of Period ($000 Omitted)                      $   12,068          $    4,520       $    3,464
Ratio of Expenses to Average Net Assets(d)(e)                       1.03%(c)            1.35%(c)         1.35%(c)
Ratio of Net Investment Loss to Average Net Assets(e)              (0.52%)(c)          (0.84%)(c)       (0.85%)(c)
Portfolio Turnover Rate                                               49%(c)              49%(c)           49%(c)

(a) From September 4, 2002, commencement of investment operations, to February 28, 2003.

(b) The applicable sales charge for Class A or CDSC for Class B and Class C is not included in the Total Return calculation.

(c) Based on operations for the period shown and, accordingly, is not representative of a full year.

(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).

(e) Various expenses of each Class were voluntarily absorbed by IFG for the period ended February 28, 2003. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been
    1.18% for Class A, 1.66% for Class B and 1.78% for Class C, and ratio of net investment loss to average net assets would have been (0.67%) for Class A, (1.15%) for Class B and (1.28%) for Class C.

[INVESCO ICON] INVESCO(R)

1-800-525-8085
Personal Account Line: 1-800-424-8085
Advisor Services: 1-800-6-INVESCO
invescofunds.com

INVESCO Distributors, Inc.,(SM)  Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

This information must be preceded or accompanied by a current prospectus.

SMSF 900443 4/03